SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                              --------------------

         Date of Report (Date of earliest event reported): July 27, 2004


                        THE DOE RUN RESOURCES CORPORATION
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             (Exact name of registrant as specified in its charter)


                    New York            333-52285       13-1255630
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                (State or other      (Commission        (IRS Employer
                jurisdiction of      File Number)       Identification
                incorporation)                              Number)


                1801 Park 270 Drive, St. Louis, Missouri       63146
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                 (Address of principal executive offices)    (Zip Code)


                                 (314) 453-7100
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               Registrant's telephone number, including area code


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        (Former name or former address, if changed since last report)


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Item 4.     Changes in Registrant's Certifying Accountant
            ---------------------------------------------

            1) On July 27, 2004, The Doe Run Resources Corporation ("Doe Run" or the "Company") decided to replace KPMG LLP ("KPMG") as the Company's independent auditors effective with KPMG's completion of its review of the Company's financial statements as of and for the three months ended January 31, 2004.

            (i) The reports of KPMG on the Company's financial statements for the past two years did not contain any disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. The reports by KPMG on Doe Run's financial statements contained in its Form 10-K filed with the Securities and Exchange Commission for its fiscal years ended October 31, 2002 and October 31, 2003 expressed doubt as to Doe Run's ability to continue as a going concern.

            (ii) The decision to dismiss KPMG was unanimously approved by Doe Run's Board of Directors.

            (iii) In connection with the audits of the Company's financial statements for the years ended October 31, 2002 and October 31, 2003, and the interim period subsequent thereto, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference thereto in its report on the Company's financial statements for such years.

            (iv) The Company provided KPMG with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission.

            2) Doe Run's Board has authorized the retention of Crowe Chizek and Company LLC to be Doe Run's new independent auditors.





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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        THE DOE RUN RESOURCES CORPORATION


                                          By:   /s/ David Chaput
                                             -----------------------------------
                                             Name:  David Chaput
                                             Title: Chief Financial Officer

Date:  July 30, 2004